Employee benefit plans (Tables)	6 Months Ended
Jun. 30, 2024
Retirement Benefits [Abstract]
Employee Benefit Plans - Schedule of Changes in Projected Benefit Obligations

Movement in Funded Status	6 months ended June 30,
USD'000	2024	2023
Net Service cost	18	19
Interest cost / (credit)	6	7
Total Net Periodic Benefit Cost / (credit)	24	26
Employer contributions paid in the period	(19)	(13)
Total Cashflow	(19)	(13)